UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 27, 2008
OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1129 N. McDowell Blvd. Petaluma, CA	94954

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(707) 782-0792

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 8.01 OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
Signature
Exhibit Index
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 5.1
EXHIBIT 10.1
EXHIBIT 99.1

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     Oculus Innovative Sciences, Inc., a Delaware corporation (“Oculus”), entered into a Placement Agency Agreement (the “Placement Agency Agreement”), with Rodman & Renshaw, LLC, as placement agent, relating to the issuance and sale by Oculus of up to 2,652,673 shares of its common stock, par value $0.0001 per share (“Common Stock”), and warrants to purchase up to an aggregate of 1,326,337 shares of Common Stock at an initial exercise price of $6.85 per share (“Warrants” and, together with the Common Stock, the “Units”) to the signatories to the Securities Purchase Agreement (as defined below) at a price of $5.25 per Unit. Each Warrant may be exercised at any time and from time to time on or after the six month anniversary of March 28, 2008 and through and including September 28, 2013. A copy of the Placement Agency Agreement is attached as Exhibit 1.1 to this report and is incorporated herein by reference. A copy of the form of Common Stock Purchase Warrant is attached as Exhibit 4.1 to this report and is incorporated herein by reference. The description of the Warrants is a summary only and is qualified in its entirety by reference to Exhibit 4.1.
     In connection with the offering, Oculus entered into a securities purchase agreement, dated March 27, 2008 (the “Securities Purchase Agreement”), with each investor signatory thereto. The form of Securities Purchase Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.
     Rodman & Renshaw, LLC acted as placement agent, on a best efforts basis, for the offering and will receive a placement fee equal to 7% of the gross purchase price of the Units (excluding any consideration that may be paid in the future upon exercise of the Warrants) as well as warrants to purchase 130,000 shares of Common Stock at an exercise price of $6.30 per share. These placement agent warrants may be exercised at any time and from time to time on or after the six month anniversary of March 28, 2008 and through and including September 28, 2013.
     Oculus is making the offering and sale of the Units pursuant to a shelf registration statement on Form S-3 (Registration No. 333-149223) declared effective by the Securities and Exchange Commission on February 26, 2008.

ITEM 8.01	OTHER EVENTS.
     On March 28, 2008, Oculus issued a press release with respect to the pricing of its offer and sale of the Units. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
No.	Description
1.1	Placement Agency Agreement, dated March 25, 2008, by and between Oculus and Rodman & Renshaw, LLC.

4.1	Form of Common Stock Purchase Warrant.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

10.1	Form of Securities Purchase Agreement, dated as of March 27, 2008, by and between Oculus and each investor signatory thereto.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

99.1	Press Release issued by Oculus on March 28, 2008.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 28, 2008

OCULUS INNOVATIVE SCIENCES, INC.
By:	/s/ Hojabr Alimi
Hojabr Alimi
Chief Executive Officer

Exhibit Index

Exhibit
No.	Description
1.1	Placement Agency Agreement, dated March 25, 2008, by and between Oculus and Rodman & Renshaw, LLC.

4.1	Form of Common Stock Purchase Warrant.

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

10.1	Form of Securities Purchase Agreement, dated as of March 27, 2008, by and between Oculus and each investor signatory thereto.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

99.1	Press Release issued by Oculus on March 28, 2008.